First-Quarter 2020 Results April 30, 2020 Exhibit 99.2

Q1 2020 Conference Call Details Live Webcast April 30, 2020 10:00 AM ET Dial-In Number (866) 209-9085 Domestic (647) 689-5687 International Webcast at www.altramotion.com Replay Through May 14, 2020 (800) 585-8367 Domestic (416) 621-4642 International Conference ID: 5769568 Webcast Replay at www.altramotion.com

Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” statements regarding COVID-19 and its impact on the global economy, our customers, our supply chain and our business, statements regarding the uncertainty of global industrial economic recovery and its effect on our 2020 guidance, our plans to continue implementing a best in class business system, our expectations regarding the Company’s ability to drive cost out of the business and manage the balance sheet to position the Company to have a strong operating leverage when the market returns, and the Company’s guidance for the full year 2020. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026 and Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our enterprise resource planning system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK’s departure from the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (36) the risks associated with COVID-19 , and (37) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda and Speakers Executive Overview COVID-19 Response Market Review Q1 Financial Review & 2020 Guidance Concluding Remarks Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Vice President & Chief Financial Officer

Q1 2020 Performance Highlights Sales of $434.2 million compared with $482.8 million in Q1 2019 January & February: In line with expectations with COVID-19 impact to operations largely limited to China March: Operations interrupted more broadly as COVID-19 intensified globally Organic sales were down 8.6% due to softer demand in several end markets and difficult comps* Loss of $1.81 per diluted share, driven by non-cash impairment charge, versus earnings of $0.55 per diluted share, in Q1 2019 Non-GAAP Earnings of $0.65 per diluted share versus $0.80 per diluted share, in Q1 2019* 35% Q1’20 GAAP Gross Margin 16% Q1’20 Non-GAAP Operating Margin* 20% Q1’20 Non-GAAP adjusted EBITDA Margin* *See appendix for discussion and reconciliation of non-GAAP measures

SAFETY FIRST FINANCIAL FLEXIBILITY Managing operations to minimize customer disruption and ensure continuity of supply. Strengthening our balance sheet and managing leverage. BUSINESS CONTINUITY Prioritizing safety with work-from-home policy, safety practices at all locations and restricting non-essential travel. Resilient and Nimble COVID-19 Response PLAYING OFFENSE Positioning Altra to emerge a stronger company.

Protecting our Hard-Working Employees Actions Formed Pandemic Response Team Leveraged learnings from China operations Instituted work-from-home policies Implemented social distancing and other best safety practices Restricted all non-essential company travel Employee productivity has remained high; IT and infrastructure have flexed to support remote work force

Ensuring Business Continuity Formed Business Continuity Task Force Nearly all businesses have been deemed “essential” Vast majority of affected manufacturing facilities are open and operational Minimal supply chain disruptions Our recent transformation has positioned Altra to respond swiftly and maintain operations

Playing our Part in the Fight Against COVID-19

Sampling of critical components Altra has supplied for high-demand medical equipment and supplies needed in the fight against COVID-19.



Portescap

Engineered Miniature Motors For:
- Ventilators
- Respirators
- Infusion Systems
- Lab Testing & Automation
- Diagnostic Analyzers



THOMSON

Linear Motion Systems For:
- CT & MRI Imaging Machines
- Portable Respirators
- Laboratory & Test Automation
- Patient Handling



KOLLMORGEN

Custom Servo Motors & Controls For:
- Ventilators and Therapeutic Devices
- CT & MRI Scanners
- N95 & Non-woven Mask Machines
- In-Vitro Diagnostic Equipment



Boston Gear
Altra Industrial Motion

Precision Gear Drives For:
- Lab Testing Equipment
- Surgical Mask Machines
- Ventilators



Warner Electric
Altra Industrial Motion

Failsafe Holding Brakes For:
- Portable X-Ray Machines
- Patient Handling
- CT & MRI Scanners

Altra Motion

9

Managing Costs and Liquidity Accelerated broad-based cost reductions across the organization Leveraging government subsidies and tax deferral extensions “Checkbook” approach to manage cash flow at operating unit level Reduced dividend payment Taking Proactive Actions to Strengthen Our Financial Flexibility Substantial room with covenant limits under credit facility Realistic path to 30% to 35% de-levering

Positioning Altra for the Post-COVID-19 World Optimize Operations and Infrastructure 1 leverage installed base Position Altra to Address Emerging Growth Opportunities 2 Minimize risk and deliver ongoing value to employees, customers & shareholders in a fast-evolving world. To respond to new work-from-home model and social-distancing requirements. E.g. medical market, US infrastructure spending and automation. GOAL: “Playing Offense” to Emerge a Stronger Company

Q1 2020 Key End-Market Drivers Aerospace & Defense up low single digits Renewable Energy up low double digits in Q1 driven by strong wind demand Factory Automation & Specialty Machinery up high single digits Distribution sales down mid single digits Transportation sales down double digits. Strong demand in China offset by NA and EMEA Metals down low double digits due to declines in Oil & Gas and automotive Mining down low double digits Turf & garden down low single digits due in part to decline in discretionary spending Ag down double digits for Q1 Oil and Gas down double digits due to COVID-19 and global industry trade tensions Medical Equipment down double digits. Bookings very strong due to COVID-19 response

Balance Sheet Highlights Q1 Highlights Paid down $6 million of debt ($156m since A&S acquisition) Capex of $8M, down approximately 45% YOY Reduced quarterly dividend to $0.04; No share repurchase in Q1 Drew down $100M on revolver (paid back $50m after close of quarter) Terminated cross currency swap ($56m cash benefit) Top priority is to reduce debt and de-lever balance sheet Adequate Liquidity and No Short Term Debt Maturities * Excludes $13.0 million of other debt that has various maturities Millions $195 M $317 M Available Credit Line Cash Balance As of March 31, 2020 Debt Maturities* Millions $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2023 2025 2026

Q1 2020 Financial Highlights YOY Q1 2020 Q1 2019 Sales -10% $434.2M $482.8M Organic Growth * (8.6%) FX (145 bps) GAAP Diluted EPS NM ($1.81) $0.55 Non-GAAP Diluted EPS* -19% $0.65 $0.80 Non-GAAP Income from Operations Margin* -230 bps 15.9% 18.2% GAAP Gross Profit Margin -100 bps 35.2% 36.2% Non-GAAP Adjusted EBITDA Margin* -190 bps 19.8% 21.7% *See appendix for discussion and reconciliation of non-GAAP measures

2020 Guidance – Updated 3/31/2020 FY2020 Sales $1,540 to $1,620 million GAAP Diluted EPS Loss of $1.42 to loss of $1.11 Non-GAAP Diluted EPS* $1.67 to $2.03 Non-GAAP Adjusted EBITDA* $281 to $317 million Capital Expenditures $40 to $45 million Depreciation and Amortization $123 to $127 million Tax Rate (before discrete items) 21% to 23% *See appendix for discussion and reconciliation of non-GAAP measures

Diverse portfolio exposed to early cycle markets 1 Strong cultural foundation and proven world-class business systems 2 Cash generative business model with track record of balance sheet management 3 Positioning Altra to emerge as a stronger company 4 Positioned to Navigate Challenges Ahead Altra’s Fundamental Strengths in the Current Environment

*Discussion of Non-GAAP Measures . The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release. Organic Sales Organic sales in this release excludes the impact of foreign currency translation. Non-GAAP Net Income, Non-GAAP Income from operations, Non-GAAP Diluted Earnings per share, Non-GAAP Operating Income Margin, and Non-GAAP Diluted EPS Guidance Non-GAAP net income, non-GAAP income from operations, non-GAAP diluted earnings per share, and and non-GAAP diluted earnings per share guidance exclude acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted). Non-GAAP operating income margin is calculated by dividing non-GAAP income from operations by GAAP net sales. Non-GAAP Adjusted EBITDA Adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance.   Non-GAAP Adjusted EBITDA and Non-GAAP Adjusted EBITDA Margin Non-GAAP adjusted EBITDA margin is calculated by dividing non-GAAP adjusted EBITDA by GAAP Net Sales.   Non-GAAP Free Cash Flow Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash flows from operating activities.   Non-GAAP Operating Working Capital Non-GAAP operating working capital is calculated by deducting accounts payable from net trade receivables plus inventories.   Net Debt Net debt is calculated by subtracting cash from total debt.

Appendix Non-GAAP Measures * Non-GAAP Net Income (amounts in millions) Q1 2020 Q1 2019 Net (loss)/income $(116.6) $35.2 Restructuring costs 1.6 2.3 Acquisition related stock compensation expense 0.5 1.1 Acquisition related amortization expense 17.5 17.8 Acquisition related expense - 0.5 Impairment of intangible assets- trademarks 8.4 - Cross currency interest rate swap settlement fee 0.9 - Tax impact of above adjustments (6.3) (1) (5.2) (2) Impairment of intangible assets- goodwill 139.1 - 2019 tax benefit due to income tax rate change (2.8) - Non-GAAP net income * 42.3 51.7 Non-GAAP diluted earnings per share * $0.65 $0.80 (1) tax impact is calculated by multiplying the estimated effective tax rate, 21.8% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 23.9% by the above items Non-GAAP Income from operations (amounts in millions) Q1 2020 Q1 2019 (Loss)/Income from operations $(98.0) $66.4 Restructuring costs 1.6 2.3 Acquisition related stock compensation expense 0.5 1.1 Acquisition related amortization expense 17.5 17.8 Impairment of goodwill and intangible asset 147.5 - Acquisition related expenses - 0.5 Non-GAAP income from operations * $69.1 $88.1 Free Cash Flow (amounts in millions) Q1 2020 Q1 2019 Operating Cash Flow $34.9 $39.3 Less Capex (8.2) (14.0) Free Cash Flow $26.7 $25.3 Non-GAAP Operating Working Capital (amounts in millions) Q1 2020 Q4 2019 Accounts Receivable $242.9 $243.2 Inventories 229.4 222.5 Accounts Payable (154.4) (154.7) Operating Working Capital $317.9 $311.0 Net Debt (amounts in millions) Q1 2020 Q4 2019 Total Debt $1,697.0 $1,604.0 Cash (326.9) (167.3) Net Debt $1,370.1 $1,436.7 Non-GAAP Income from operations (amounts in millions) Q1 2020 Q1 2019 (Loss)/Income from operations $-98 $66.400000000000006 Restructuring costs 1.6 2.2999999999999998 Acquisition related stock compensation expense 0.5 1.1000000000000001 Acquisition related amortization expense 17.5 17.8 Impairment of goodwill and intangible asset 147.5 0 Acquisition related expenses 0 0.5 Non-GAAP income from operations * $69.099999999999994 $88.1 Free Cash Flow (amounts in millions) Q1 2020 Q1 2019 Operating Cash Flow $34.9 $39.299999999999997 Less Capex -8.1999999999999993 -14 Free Cash Flow $26.7 $25.299999999999997 Net Debt (amounts in millions) Q1 2020 Q4 2019 Total Debt $1,697 $1,604 Cash -,326.89999999999998 -,167.3 Net Debt $1,370.1 $1,436.7

Appendix Non-GAAP Measures * Non-GAAP Income from operations by Segment (amounts in millions) Quarter ended March 31, 2020 Power Transmission Technologies Automation and Specialty Corporate Total Income/(loss) from operations $25.1 $(119.7) $(3.4) $(98.0) Restructuring costs 0.6 1.0 - 1.6 Acquisition related stock compensation expense - - 0.5 0.5 Impairment of goodwill and intangible asset - 147.5 - 147.5 Acquisition related amortization expense 2.3 15.2 - 17.5 Non-GAAP income from operations * $28.0 $44.0 $(2.9) $69.1 Income from operations as a percent of Segment net sales 12.9% 20.1% 15.9% Reconciliation of GAAP to Non-GAAP Operating Margin (amounts in millions) Quarter ended March 31, 2020 GAAP Operating Income Adjustments Non-GAAP Operating Income Net sales $434.2 $- $434.2 Cost of sales 281.2 - 281.2 Gross Profit 153.0 - 153.0 Operating expenses Selling, general and administrative expenses 87.1 18.0 69.1 Research and development expenses 14.8 - 14.8 Impairment of goodwill and intangible asset 147.5 147.5 - Restructuring costs 1.6 1.6 - (Loss)/Income from operations $(98.0) $167.1 $69.1 GAAP and non-GAAP Income from operations as a percent of net sales -22.6% 15.9% *Reconciliation of 2020 Non-GAAP Net Income Guidance and Diluted EPS Guidance (Amounts in millions except per share information) Fiscal Year 2020 Fiscal Year 2020 Diluted earnings per share Net loss and diluted earnings per share ($91.9 - $71.6) ($1.42 - $1.11) Restructuring costs 2.0 - 4.0 Cross currency interest rate swap settlement fee 0.9 Acquisition related stock compensation expense 1.8 Acquisition amortization expense 68.0 - 70.0 Impairment of intangible assets- trademarks 8.4 Tax impact of above adjustments** (17.8 - 18.7) Impairment of intangible assets- goodwill 139.1 2019 tax benefit due to income tax rate change (2.8) Non-GAAP Net Income $107.7 - $131.1 $1.67 - $2.03 ** Tax impact is calculated by multiplying the effective tax rate for the period of 22.0% by the above items. *Reconciliation of 2020 Non-GAAP Adjusted EBITDA Guidance (Amounts in millions ) Fiscal Year 2020 Net loss ($91.9 - $71.6) Interest Expense 78.3 - 80.3 Tax Expense9.4 - 15.2 Depreciation Expense 55.0 - 57.0 Amortization Expense 68.0 - 70.0 Stock Based Compensation 13.0 - 15.0 Impairment of goodwill and intangible asset 147.5 Restructuring and consolidation costs 2.0-4.0 Non-GAAP Adjusted EBITDA $281.3 - $317.4

Non-GAAP Adjusted EBITDA* EBITDA Reconciliation (amounts in millions) Q2 2019 Q3 2019 Q4 2019 Q1 2020 LTM Net Income/(Loss) $29.0 $25.7 $37.3 ($116.6) ($24.6) Asset Impairment and Other, Net (0.3) (1.3) 0.4 (2.1) (3.3) Taxes 9.1 5.0 (3.4) 2.7 13.4 Interest Expense, net 18.6 18.2 17.2 17.4 71.4 Depreciation Expense 14.6 14.6 14.5 14.6 58.3 Amortization Expense 17.6 17.5 17.5 17.570.1 Impairment of goodwill and intangible asset - - - 147.5 147.5 Acquisition related expenses 0.2 - - 0.2 Stock Compensation Expense 3.5 3.1 3.5 3.3 13.4 Restructuring costs 3.2 6.2 2.4 1.6 13.4 Non-GAAP Adjusted EBITDA $95.5 $89.0 $89.4 $85.9 $359.8 Non-GAAP Adjusted EBITDA Margin 20.5% 20.1% 20.2% 19.8% 20.2%